Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

On August 13, 2010, Dynegy entered into a Merger Agreement with Parent and Merger Sub, providing for the merger of Parent and Merger Sub with and into Dynegy. Parent and Merger Sub are affiliates of The Blackstone Group L.P. Concurrently with execution of the Merger Agreement, Denali Merger Sub Inc. entered into a Purchase and Sale Agreement with NRG, pursuant to which NRG will purchase four natural gas-fired assets currently owned by Dynegy as further described beginning on page 33 of the Registration Statement. In creating the unaudited pro forma condensed consolidated financial statements, the primary adjustments to the historical financial statements of DHI were the removal of the power generation facilities associated assets, liabilities and historical operations, including depreciation expense, to be sold to NRG. For a description of the Merger and the NRG Sale, see “The Merger and the NRG Sale” in the Registration Statement.

The following unaudited pro forma condensed consolidated financial data has been derived from our historical consolidated financial statements included in the Registration Statement beginning on page F-2. The following unaudited pro forma condensed consolidated balance sheet gives effect to the completion of the NRG Sale as if this transaction had occurred on June 30, 2010.

The following unaudited pro forma condensed consolidated statements of operations gives effect to the completion of the NRG Sale, as if the NRG Sale had occurred on January 1, 2009.

The unaudited pro forma condensed consolidated financial data are presented for illustrative purposes only and are not necessarily indicative of what our operating results or financial position would have been if the transaction described above had been completed as of June 30, 2010 (in the case of the unaudited pro forma condensed consolidated balance sheet) or as of January 1, 2009 (in the case of the unaudited pro forma condensed consolidated statements of operations), nor are they necessarily indicative of what our future operating results or financial position will be if the transaction with NRG described above is completed. The impact of the Merger Agreement is not included in the unaudited pro forma condensed consolidated data.

The following unaudited pro forma condensed consolidated financial data set forth below should be read in conjunction with the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our unaudited condensed consolidated financial statements, including the notes thereto, as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 included in the Registration Statement beginning on page F-2 and our audited consolidated financial statements, including the notes thereto, as of and for the year ended December 31, 2009 included in the Registration Statement beginning on page F-36.

DYNEGY HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2010

(in millions)

	DHI Historical (a)	Less: Divested Assets (b)	Adjustments for Sales Transaction		Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$244	$—	$1,363	(c)	$1,607
Restricted cash and investments	87	—	—		87
Short-term investments	204	—	—		204
Accounts receivable, net of allowance for doubtful accounts	195	(20)	—		175
Accounts receivable, affiliates	1	—	—		1
Inventory	136	(14)	—		122
Assets from risk-management activities	1,203	—	—		1,203
Deferred income taxes	6	—	—		6
Broker Margin	116	—	—		116
Prepayments and other current assets	110	(12)	—		98

Total Current Assets	2,302	(46)	1,363		3,619

Property, Plant and Equipment	8,610	(1,925)	—		6,685
Accumulated depreciation	(2,081)	228	—		(1,853)

Property, Plant and Equipment, Net	6,529	(1,697)	—		4,832
Other Assets
Restricted cash and investments	859	—	—		859
Assets from risk-management activities	300	—	—		300
Intangible assets	165	—	—		165
Other long-term assets	384	(3)	—		381

Total Assets	$10,539	$(1,746)	$1,363		$10,156

LIABILITIES AND STOCKHOLDER’S EQUITY
Current Liabilities
Accounts payable	$138	$(22)	$—		$116
Accounts payable, affiliates	8	—	—		8
Accrued interest	36	—	—		36
Accrued liabilities and other current liabilities	102	(10)	—		92
Liabilities from risk-management activities	1,133	—	—		1,133
Notes payable and current portion of long-term debt	146	—	—		146

Total Current Liabilities	1,563	(32)	—		1,531

Long-term debt	4,460	—	—		4,460
Long-term debt to affiliates	200	—	—		200

Long-Term Debt	4,660	—			4,660
Other Liabilities			—
Liabilities from risk-management activities	362	—	—		362
Deferred income taxes	685	—	(128	)(d)	557
Other long-term liabilities	342	(18)	—		324

Total Liabilities	7,612	(50)	(128)		7,434

Stockholder’s Equity
Capital Stock, $1 par value, 1,000 shares authorized at June 30, 2009	—	—	—		—
Additional paid-in capital	5,135	—	—		5,135
Affiliate Receivable	(777)	—	—		(777)
Accumulated other comprehensive loss, net of tax	(71)	—	—		(71)
Accumulated deficit	(1,360)	(1,696)	1,491		(1,565	)(e)

Total Stockholders’ Equity	2,927	(1,696)	1,491		2,722

Total Liabilities and Stockholders’ Equity	$10,539	$(1,746)	$1,363		$10,156

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

BALANCE SHEET OF

DYNEGY HOLDINGS INC.

(a)	DHI Historical—represents DHI’s historical unaudited condensed consolidated balance sheet derived from the unaudited condensed consolidated financial statements, including the notes thereto, included in the Registration Statement beginning on page F-2, for the period ended June 30, 2010.

(b)	Divested Assets—represents the elimination of historical amounts of assets, liabilities and equity of the divested assets to reflect the pro forma effect of the sale of these assets to NRG.

(c)	Cash and Cash Equivalents—represents the net cash proceeds from the sale of the divested assets to NRG.

(d)	Deferred Income Taxes—represents the adjustments required to record the estimated difference between the tax basis and the book basis of current assets and liabilities subsequent to the sale to NRG at our effective rate of 38%. The tax adjustment also includes the impact of a taxable gain related to the sale of the divested assets to NRG.

(e)	Accumulated Deficit—includes the expected loss, net of income taxes, related to the sale of the divested assets to NRG, as the pro forma balance sheet does not give effect to any purchase accounting adjustments that would be pushed down to DHI if the Merger Agreement is completed.

DYNEGY HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in millions)

	DHI Historical (a)	Less: Divested Assets (b)	Pro Forma
Revenues	$2,468	$(448)	$2,020
Cost of sales	(1,194)	236	(958)
Operating and maintenance expense, exclusive of depreciation shown separately below	(521)	97	(424)
Depreciation and amortization expense	(335)	74	(261)
Goodwill impairments	(433)	—	(433)
Impairment and other charges, exclusive of goodwill impairments	(538)	—	(538)
Loss on sale of assets, net	(124)	—	(124)
General and administrative expenses	(159)	—	(159)

Operating loss	(836)	(41)	(877)
Loss from unconsolidated investments	(72)	—	(72)
Interest expense	(415)	—	(415)
Debt extinguishment costs	(46)	—	(46)
Other income and expense, net	10	(1)	9

Loss from continuing operations before income taxes	(1,359)	(42)	(1,401)
Income tax benefit (c)	313	13	326

Loss from continuing operations	$(1,046)	$(29)	$(1,075)

DYNEGY HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010

(in millions)

	DHI Historical (a)	Less: Divested assets (b)	Pro Forma
Revenues	$1,097	$(269)	$828
Cost of sales	(539)	142	(397)
Operating and maintenance expense, exclusive of depreciation shown separately below	(231)	43	(188)
Depreciation and amortization expense	(165)	41	(124)
Impairment and other charges	(1)	—	(1)
General and administrative expenses	(59)	—	(59)

Operating income (loss)	102	(43)	59
Loss from unconsolidated investments	(34)	—	(34)
Interest expense	(180)	—	(180)
Other income and expense, net	2	—	2

Loss from continuing operations before income taxes	(110)	(43)	(153)
Income tax benefit (c)	56	16	72

Loss from continuing operations	$(54)	$(27)	$(81)

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

OF

DYNEGY HOLDINGS INC.

(a)	DHI Historical—represents DHI’s historical audited consolidated statement of operations derived from the audited consolidated financial statements, including the notes thereto, included in the Registration Statement beginning on page F-36, for the fiscal year ended December 31, 2009, and from the unaudited condensed consolidated financial statements, including the notes thereto, included in the Registration Statement beginning on page F-2 for the period ended June 30, 2010 and 2009.

(b)	Divested Assets—represents the elimination of historical operations of the divested assets to reflect the pro forma effect of the sale of these assets to NRG.

(c)	Income Tax Benefit—represents the pro forma tax effect of the above adjustments based on an estimated prospective statutory rate of approximately 37% and 31% for the six months ended June 30, 2010 and twelve months ended December 31, 2009, respectively.